UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               December 7, 2012

THE MONARCH CEMENT COMPANY
(Exact name of Registrant as specified in its charter)

Kansas	0-2757	48-0340590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. BOX 1000, HUMBOLDT, KANSAS          66748-0900
(Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code         (620) 473-2222

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2012, The Monarch Cement Company (the "Company") elected Steve Sloan to serve on the Board effective immediately to fill the unexpired term of independent director Mr. Richard N. Nixon whose resignation was effective October 31, 2012.

Mr. Sloan, 51, has 17 years experience in the aggregate and ready-mixed concrete industry. He has served 5 years as the President and CEO of Midwest Minerals, Inc. ("Midwest Minerals") headquartered in Pittsburg, Kansas. Midwest Minerals provides crushed limestone aggregates and agricultural lime throughout southeast Kansas, northeast Oklahoma and southwest Missouri. Mr. Sloan's current responsibilities include oversite of the financial, production, sales, and regulatory affairs of Midwest Minerals' ready-mixed concrete plant and 19 aggregate quarry operations. Mr. Sloan also serves as Advisory Board Member of Commerce Bank in Pittsburg, Kansas, a subsidiary of Commerce Bancshares, Inc., and Vice Chairman of Blue Cross Blue Shield of Kansas Board of Directors. Mr. Sloan is Past Chairman of the National Stone, Sand, & Gravel Association and Past President of the Kansas Aggregate Producers' Association. He has served on the audit committee of 1 for-profit and 3 not-for-profit organizations. Mr. Sloan has the experience and skill sets to provide exceptional insight and judgment relative to corporate governance, corporate strategy, budgeting, banking, financial reporting, administrative functions and risk management.

There was no arrangement or understanding pursuant to which Mr. Sloan was elected a director. There have been no transactions since the beginning of the last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Sloan has or had a direct or indirect material interest. Mr. Sloan does not have any family relationship with any director or executive officer of the Company.

Mr. Sloan has not yet been named to any committees of the Board of Directors of the Company.

Mr. Sloan will be a non-employee member of the Board, and will participate in the Board's compensation policy and practices for non-employee directors as disclosed under Item 11 of the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on March 15, 2012.

Mr. Sloan's term as an independent Class I Director will expire at the Annual Meeting of Shareholders on April 9, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        The Monarch Cement Company
Dated: December 7, 2012

                         By:  /s/ Debra P. Roe
                            Debra P. Roe, CPA
                            Chief Financial Officer and
                            Assistant Secretary-Treasurer
                            (principal financial officer and
                            principal accounting officer)